UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2015

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-357334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 East Swedesford Road, Suite 1050,

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2015, Egalet Corporation (the “Company”) filed a Certificate of Amendment to its Third Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Charter Amendment amended the Company’s Third Amended and Restated Certificate of Incorporation to increase the maximum number of directors that may serve on the Board of Directors from seven to nine. The Charter Amendment was approved by the Company’s board of directors on March 10, 2015 and by a majority of the Company’s stockholders at the Company’s 2015 Annual Meeting of Stockholders on June 10, 2015, as further described below.

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 10, 2015. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on April 28, 2015, were (1) the election of Mr. Robert Radie and Dr. Jean-Francois Formela as Class B directors to the Company’s board of directors; (2) an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the maximum number of directors that may serve on the Board of Directors from seven to nine; and (3) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. At the Annual Meeting, the Company’s shareholders approved the three proposals, and the results were as follows:

(1)              Election of Robert Radie as a Class A director

	For	Withheld	Broker Non-Votes
Robert Radie	12,241,982	5,500	1,301,165
Jean-Francois Formela	11,896,893	350,589	1,301,165

(2)              Amendment to the Company’s Third Amended and Restated Certificate of Incorporation of Egalet Corporation to increase the maximum number of directors that may serve on the Board of Directors from seven to nine.

For	Against	Abstain
13,291,065	2,083	255,499

(3)              Ratification of the Appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain
13,548,138	509	0

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Egalet Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2015	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Egalet Corporation.